Exhibit 99.1

AMEDISYS REPORTS FOURTH QUARTER AND YEAR-END 2023 FINANCIAL RESULTS

BATON ROUGE, Louisiana (February 21, 2024) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three-month period and year ended December 31, 2023.
Three-Month Periods Ended December 31, 2023 and 2022

◦Net service revenue increased $8.8 million to $570.8 million compared to $562.0 million in 2022. Prior year included $15.9 million of net service revenue from our personal care business which was divested on March 31, 2023.
◦Net income attributable to Amedisys, Inc. of $19.3 million, which is inclusive of $11.5 million in costs associated with with our merger transactions, compared to $31.7 million in 2022.
◦Net income attributable to Amedisys, Inc. per diluted share of $0.59 compared to $0.97 in 2022.

Adjusted Quarterly Results*

•Adjusted EBITDA of $56.7 million compared to $59.9 million in 2022.
•Adjusted net service revenue of $570.8 million compared to $562.0 million in 2022. Prior year included $15.9 million of net service revenue from our personal care business which was divested on March 31, 2023.
•Adjusted net income attributable to Amedisys, Inc. of $30.8 million compared to $38.0 million in 2022.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $0.94 compared to $1.16 in 2022.

Years Ended December 31, 2023 and 2022

◦Net service revenue increased $13.2 million to $2,236.4 million compared to $2,223.2 million in 2022. Prior year included $61.4 million of net service revenue from our personal care business which was divested on March 31, 2023 compared to $15.0 million in 2023.
◦Net loss attributable to Amedisys, Inc. of $9.7 million, which is inclusive of $142.7 million in costs associated with our merger transactions, compared to net income attributable to Amedisys, Inc. of $118.6 million in 2022.
◦Net loss attributable to Amedisys, Inc. per diluted share of $0.30 compared to net income attributable to Amedisys, Inc. per diluted share of $3.63 in 2022.

Adjusted Year End Results*

•Adjusted EBITDA of $247.0 million compared to $262.1 million in 2022.
•Adjusted net service revenue of $2,236.4 million compared to $2,232.5 million in 2022. Prior year included $61.4 million of net service revenue from our personal care business which was divested on March 31, 2023 compared to $15.0 million in 2023.
•Adjusted net income attributable to Amedisys, Inc. of $140.6 million compared to $163.4 million in 2022.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $4.30 compared to $5.01 in 2022.

* See pages 2 and 14-16 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.
The supplemental slides provided in connection with the fourth quarter and year ended December 31, 2023 earnings release can be found on the Investor Relations page of our website. In light of the pending merger of the Company with UnitedHealth Group Incorporated, Amedisys will not conduct a quarterly earnings call to discuss the fourth quarter and year ended December 31, 2023 results.

Non-GAAP Financial Measures
This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income (loss) attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted net income attributable to Amedisys, Inc., defined as net income (loss) attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items; and (4) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share calculated in accordance with GAAP excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.
Additional information
Amedisys, Inc. (the “Company”) is a leading healthcare at home company delivering personalized home health, hospice and high acuity care services. Amedisys is focused on delivering the care that is best for our patients, whether that is in-patient hospital, palliative and skilled nursing facility ("SNF") care in their homes, home-based recovery and rehabilitation after an operation or injury, care focused on empowering our patients to manage a chronic disease or hospice care at the end of life. More than 3,000 hospitals and 110,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With approximately 19,000 employees in 521 care centers within 37 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 469,000 patients every year. For more information about the Company, please visit: www.amedisys.com.
We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.
Forward-Looking Statements
When included in this press release, words like “believes,” “belief,” “expects,” “strategy,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “could,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: disruption from the proposed merger with UnitedHealth Group with patient, payor, provider, referral source, supplier or management and employee relationships; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with UnitedHealth Group or the inability to complete the proposed transaction on the anticipated terms and timetable; the risk that necessary regulatory approvals for the proposed merger with UnitedHealth Group are delayed, are not obtained or are obtained subject to conditions that are not anticipated; the failure of the conditions to the proposed merger to be satisfied; the costs related to the proposed transaction; the diversion of management time on merger-related issues; the risk that termination fees may be payable by the Company in the event that the merger agreement is terminated under certain circumstances; reputational risk related to the proposed merger; the risk of litigation or regulatory action related to the proposed merger; changes in Medicare and other medical payment levels; changes in payments and covered services by federal and state governments; future cost containment initiatives undertaken by third-party payors; changes in the episodic versus non-episodic mix of our payors, the case mix of our patients and payment methodologies; staffing shortages driven by the competitive labor market; our ability to attract and retain qualified personnel; competition in the healthcare industry; our ability to maintain or establish new patient referral sources; changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis; changes in estimates and judgments associated with critical accounting policies; our ability to consistently provide high-quality care; our ability to keep our patients and employees safe; our access to financing; our ability to meet debt service requirements and comply with covenants in debt agreements; business disruptions due to natural or man-made disasters, climate change or acts of terrorism, widespread protests or civil unrest; our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively; our ability to realize the anticipated benefits of acquisitions, investments and joint ventures; our ability to integrate, manage and keep our information systems secure; the impact of inflation; and changes in laws or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.
Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.
Contact:    Investor Contact:                Media Contact:
Amedisys, Inc.                    Amedisys, Inc.
Nick Muscato                    Kendra Kimmons
Chief Strategy Officer             Vice President, Marketing & Communications
(615) 928-5452             (225) 299-3720
IR@amedisys.com             kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share data)

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2023	2022	2023	2022
	(Unaudited)
Net service revenue	$570,788	$562,064	$2,236,382	$2,223,199
Operating expenses:
Cost of service, inclusive of depreciation	321,416	317,167	1,245,509	1,260,425
General and administrative expenses:
Salaries and benefits	140,603	132,003	521,529	508,791
Non-cash compensation	7,114	570	26,082	16,560
Merger-related expenses	11,521	—	36,672	—
Depreciation and amortization	4,143	5,230	17,747	24,935
Investment impairment	—	—	—	3,009
Other	51,982	60,856	232,449	228,707
Total operating expenses	536,779	515,826	2,079,988	2,042,427
Operating income	34,009	46,238	156,394	180,772
Other income (expense):
Interest income	818	70	3,270	178
Interest expense	(8,234)	(5,781)	(31,274)	(22,228)
Equity in earnings (loss) from equity method investments	1,394	397	10,760	(45)
Merger termination fee	—	—	(106,000)	—
Miscellaneous, net	1,211	412	6,473	1,567
Total other expense, net	(4,811)	(4,902)	(116,771)	(20,528)
Income before income taxes	29,198	41,336	39,623	160,244
Income tax expense	(10,178)	(9,790)	(50,559)	(42,545)
Net income (loss)	19,020	31,546	(10,936)	117,699
Net loss attributable to noncontrolling interests	302	171	1,189	910
Net income (loss) attributable to Amedisys, Inc.	$19,322	$31,717	$(9,747)	$118,609
Basic earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.59	$0.98	$(0.30)	$3.65
Weighted average shares outstanding	32,635	32,511	32,599	32,517
Diluted earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.59	$0.97	$(0.30)	$3.63
Weighted average shares outstanding	32,913	32,602	32,599	32,653

AMEDISYS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data)

	As of December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$126,450	$40,540
Restricted cash	12,413	13,593
Patient accounts receivable	313,373	296,785
Prepaid expenses	14,639	11,628
Other current assets	30,060	26,415
Total current assets	496,935	388,961
Property and equipment, net of accumulated depreciation of $92,422 and $101,364	41,845	16,026
Operating lease right of use assets	88,939	102,856
Goodwill	1,244,679	1,287,399
Intangible assets, net of accumulated amortization of $14,008 and $14,604	102,675	101,167
Other assets	85,097	79,836
Total assets	$2,060,170	$1,976,245
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$28,237	$43,735
Payroll and employee benefits	136,835	125,387
Accrued expenses	140,049	137,390
Termination fee paid by UnitedHealth Group	106,000	—
Current portion of long-term obligations	36,314	15,496
Current portion of operating lease liabilities	26,286	33,521
Total current liabilities	473,721	355,529
Long-term obligations, less current portion	361,862	419,420
Operating lease liabilities, less current portion	62,751	69,504
Deferred income tax liabilities	40,635	20,411
Other long-term obligations	1,418	4,808
Total liabilities	940,387	869,672
Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 38,131,478 and 37,891,186 shares issued; and 32,667,631 and 32,511,465 shares outstanding	38	38
Additional paid-in capital	787,177	755,063
Treasury stock at cost, 5,463,847 and 5,379,721 shares of common stock	(468,626)	(461,200)
Retained earnings	747,925	757,672
Total Amedisys, Inc. stockholders’ equity	1,066,514	1,051,573
Noncontrolling interests	53,269	55,000
Total equity	1,119,783	1,106,573
Total liabilities and equity	$2,060,170	$1,976,245

AMEDISYS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING
(Amounts in thousands, except statistical information)

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2023	2022	2023	2022
	(Unaudited)
Cash Flows from Operating Activities:
Net income (loss)	$19,020	$31,546	$(10,936)	$117,699
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization (inclusive of depreciation included in cost of service)	5,891	5,230	23,847	24,935
Non-cash compensation	9,400	570	29,024	16,560
Amortization and impairment of operating lease right of use assets	8,569	11,247	33,996	46,029
(Gain) loss on disposal of property and equipment	(27)	12	319	519
Deferred income taxes	5,238	4,346	20,655	23,377
Loss on personal care divestiture	—	—	2,186	—
Merger termination fee	—	—	106,000	—
Equity in (earnings) loss from equity method investments	(1,394)	(397)	(10,760)	45
Amortization of deferred debt issuance costs	248	248	991	991
Return on equity method investments	764	1,365	5,073	5,163
Investment impairment	—	—	—	3,009
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	6,207	4,036	(26,727)	(14,230)
Other current assets	8,796	16,404	(6,638)	(3,525)
Operating lease right of use assets	(983)	(919)	(3,786)	(3,242)
Other assets	(84)	155	189	438
Accounts payable	(6,977)	(992)	(15,816)	4,894
Accrued expenses	13,354	(12,592)	23,694	(39,382)
Other long-term obligations	(234)	(9,065)	(3,390)	(8,822)
Operating lease liabilities	(7,477)	(10,311)	(30,733)	(41,175)
Net cash provided by operating activities	60,311	40,883	137,188	133,283
Cash Flows from Investing Activities:
Proceeds from the sale of deferred compensation plan assets	29	163	54	252
Proceeds from the sale of property and equipment	36	—	136	66
Purchases of property and equipment	(1,892)	(1,827)	(5,620)	(6,165)
Investments in technology assets	(212)	(202)	(7,093)	(1,050)
Investment in equity method investee	—	—	—	(637)
Purchase of cost method investment	—	—	—	(15,000)
Return of investment	—	—	150	—
Proceeds from personal care divestiture	—	—	47,787	—
Acquisitions of businesses, net of cash acquired	—	—	(350)	(71,952)
Net cash (used in) provided by investing activities	(2,039)	(1,866)	35,064	(94,486)
Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	—	1,226	100	2,304
Proceeds from issuance of stock to employee stock purchase plan	—	991	2,602	3,848
Shares withheld to pay taxes on non-cash compensation	(2,116)	(32)	(6,529)	(7,981)
Noncontrolling interest contributions	220	1,401	1,452	3,501
Noncontrolling interest distributions	(259)	(136)	(1,873)	(1,561)
Proceeds from sale of noncontrolling interest	—	1,876	—	5,817
Purchase of noncontrolling interest	—	—	(800)	—
Proceeds from borrowings under revolving line of credit	—	50,500	23,000	534,500
Repayments of borrowings under revolving line of credit	—	(69,000)	(23,000)	(534,500)
Principal payments of long-term obligations	(8,900)	(3,170)	(76,013)	(13,296)
Purchase of company stock	—	—	—	(17,351)
Payment of accrued contingent consideration	(2,370)	—	(6,461)	(5,714)
Net cash used in financing activities	(13,425)	(16,344)	(87,522)	(30,433)
Net increase in cash, cash equivalents and restricted cash	44,847	22,673	84,730	8,364
Cash, cash equivalents and restricted cash at beginning of period	94,016	31,460	54,133	45,769
Cash, cash equivalents and restricted cash at end of period	$138,863	$54,133	$138,863	$54,133

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2023	2022	2023	2022
	(Unaudited)
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$7,888	$5,786	$29,766	$14,939
Cash paid for Infinity ZPIC interest	$—	$1,211	$—	$12,755
Cash paid for income taxes, net of refunds received	$4,809	$431	$29,127	$24,013
Supplemental Disclosures of Non-Cash Activity:
Accrued contingent consideration	$—	$—	$—	$19,195
Noncontrolling interest contribution	$—	$—	$—	$8,900
Days revenue outstanding (1)	47.7	46.1	47.7	46.1

(1) Our calculation of days revenue outstanding at December 31, 2023 and 2022 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three-month periods ended December 31, 2023 and 2022, respectively.

AMEDISYS, INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Amounts in millions, except statistical information)
(Unaudited)

Segment Information - Home Health

	For the Three-Month Periods Ended December 31,
	2023	2022
Financial Information (in millions)(6):
Medicare	$221.1	$224.8
Non-Medicare	137.8	120.1
Net service revenue	358.9	344.9
Cost of service, inclusive of depreciation	208.0	197.3
Gross margin	150.9	147.6
General and administrative expenses	92.8	90.0
Depreciation and amortization	1.9	0.7
Operating income	$56.2	$56.9
Same Store Growth(1):
Medicare revenue	(1%)	(6%)
Non-Medicare revenue	15%	8%
Total admissions	7%	5%
Total volume(2)	5%	1%
Key Statistical Data - Total(3)(6):
Admissions	101,809	95,006
Recertifications	44,893	44,670
Total volume	146,702	139,676

Medicare completed episodes	73,892	76,357
Average Medicare revenue per completed episode(4)	$2,997	$2,995
Medicare visits per completed episode(5)	12.2	12.6

Visiting clinician cost per visit	$108.64	$104.12
Clinical manager cost per visit	12.12	11.77
Total cost per visit	$120.76	$115.89
Visits	1,721,985	1,702,334

	For the Years Ended December 31,
	2023	2022
Financial Information (in millions)(6):
Medicare	$874.2	$896.5
Non-Medicare	529.4	465.2
Net service revenue	1,403.6	1,361.7
Cost of service, inclusive of depreciation	801.1	773.9
Gross margin	602.5	587.8
General and administrative expenses	363.5	351.1
Depreciation and amortization	6.0	4.0
Operating income	$233.0	$232.7
Same Store Growth(1):
Medicare revenue	(3%)	(5%)
Non-Medicare revenue	13%	2%
Total admissions	6%	3%
Total volume(2)	4%	—%
Key Statistical Data - Total(3)(6):
Admissions	399,752	376,399
Recertifications	179,719	178,445
Total volume	579,471	554,844

Medicare completed episodes	295,017	305,455
Average Medicare revenue per completed episode(4)	$2,998	$3,013
Medicare visits per completed episode(5)	12.4	12.9

Visiting clinician cost per visit	$103.31	$100.03
Clinical manager cost per visit	11.58	11.19
Total cost per visit	$114.89	$111.22
Visits	6,972,929	6,958,541
(1)Same store information represents the percent change in our Medicare, Non-Medicare and Total revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare and Total revenue, admissions or volume of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2)Total volume includes all admissions and recertifications.
(3)Total includes acquisitions, start-ups and de novos.
(4)Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care. Average Medicare revenue per completed episode reflects the suspension of sequestration for the period May 1, 2020 through March 31, 2022 and the reinstatement of sequestration at 1% effective April 1, 2022 and at 2% effective July 1, 2022.
(5)Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.
(6)Prior year has been recast to conform to the current year presentation.

Segment Information - Hospice

	For the Three-Month Periods Ended December 31,
	2023	2022
Financial Information (in millions):
Medicare	$194.2	$186.3
Non-Medicare	11.8	11.3
Net service revenue	206.0	197.6
Cost of service, inclusive of depreciation	107.8	103.3
Gross margin	98.2	94.3
General and administrative expenses	48.9	51.3
Depreciation and amortization	0.9	0.6
Operating income	$48.4	$42.4
Same Store Growth(1):
Medicare revenue	4%	(4%)
Hospice admissions	(3%)	(8%)
Average daily census	—%	(2%)
Key Statistical Data - Total(2):
Hospice admissions	12,226	12,629
Average daily census	12,859	12,878
Revenue per day, net	$174.10	$166.82
Cost of service per day	$91.18	$87.21
Average discharge length of stay	97	94

	For the Years Ended December 31,
	2023	2022
Financial Information (in millions):
Medicare	$754.0	$744.1
Non-Medicare	44.8	43.7
Net service revenue	798.8	787.8
Cost of service, inclusive of depreciation	412.2	426.5
Gross margin	386.6	361.3
General and administrative expenses	193.1	203.3
Depreciation and amortization	3.0	2.3
Operating income	$190.5	$155.7
Same Store Growth(1):
Medicare revenue	1%	(1%)
Hospice admissions	(5%)	(1%)
Average daily census	(1%)	(1%)
Key Statistical Data - Total(2):
Hospice admissions	49,587	52,656
Average daily census	12,863	13,091
Revenue per day, net	$170.14	$164.88
Cost of service per day	$87.80	$89.26
Average discharge length of stay	93	91
(1)Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2)Total includes acquisitions and de novos.

Segment Information - Personal Care(1)

	For the Three-Month Periods Ended December 31,
	2023	2022
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	—	15.9
Net service revenue	—	15.9
Cost of service, inclusive of depreciation	—	12.3
Gross margin	—	3.6
General and administrative expenses	—	2.3
Depreciation and amortization	—	—
Operating income	$—	$1.3
Key Statistical Data - Total:
Billable hours	—	453,644
Clients served	—	7,720
Shifts	—	193,220
Revenue per hour	$—	$35.07
Revenue per shift	$—	$82.34
Hours per shift	—	2.3

	For the Years Ended December 31,
	2023	2022
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	15.0	61.4
Net service revenue	15.0	61.4
Cost of service, inclusive of depreciation	11.1	46.7
Gross margin	3.9	14.7
General and administrative expenses	2.3	9.2
Depreciation and amortization	—	0.1
Operating income	$1.6	$5.4
Key Statistical Data - Total:
Billable hours	440,464	1,851,563
Clients served	7,892	10,448
Shifts	191,379	791,596
Revenue per hour	$33.97	$33.15
Revenue per shift	$78.19	$77.55
Hours per shift	2.3	2.3

(1)We completed the sale of our personal care business on March 31, 2023.

Segment Information - High Acuity Care

	For the Three-Month Periods Ended December 31,
	2023	2022
Financial Information (in millions)(1):
Medicare	$—	$—
Non-Medicare	5.9	3.6
Net service revenue	5.9	3.6
Cost of service, inclusive of depreciation	5.6	4.3
Gross margin	0.3	(0.7)
General and administrative expenses	5.4	5.0
Depreciation and amortization	0.8	0.9
Operating loss	$(5.9)	$(6.6)
Key Statistical Data - Total:
Full risk admissions	105	108
Limited risk admissions	600	374
Total admissions	705	482

Full risk revenue per episode	$10,919	$12,282
Limited risk revenue per episode	$6,901	$5,545

Number of admitting joint ventures	10	8

	For the Years Ended December 31,
	2023	2022
Financial Information (in millions)(1):
Medicare	$—	$—
Non-Medicare	19.0	12.3
Net service revenue	19.0	12.3
Cost of service, inclusive of depreciation	21.1	13.3
Gross margin	(2.1)	(1.0)
General and administrative expenses	20.4	19.7
Depreciation and amortization	3.1	3.3
Investment impairment	—	3.0
Operating loss	$(25.6)	$(27.0)
Key Statistical Data - Total:
Full risk admissions	648	448
Limited risk admissions	1,804	1,142
Total admissions	2,452	1,590

Full risk revenue per episode	$10,565	$11,273
Limited risk revenue per episode	$6,187	$5,553

Number of admitting joint ventures	10	8
(1)Prior year has been recast to conform to the current year presentation.

Segment Information - Corporate

	For the Three-Month Periods Ended December 31,
	2023	2022
Financial Information (in millions)(1):
General and administrative expenses	$64.1	$44.7
Depreciation and amortization	0.6	3.0
Total operating expenses	$64.7	$47.7

	For the Years Ended December 31,
	2023	2022
Financial Information (in millions)(1):
General and administrative expenses	$237.5	$170.8
Depreciation and amortization	5.6	15.2
Total operating expenses	$243.1	$186.0
(1)Prior year has been recast to conform to the current year presentation.

AMEDISYS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES
(Amounts in thousands)
(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2023	2022	2023	2022
Net income (loss) attributable to Amedisys, Inc.	$19,322	$31,717	$(9,747)	$118,609
Add:
Income tax expense	10,178	9,790	50,559	42,545
Interest expense, net	7,416	5,711	28,004	22,050
Depreciation and amortization	5,891	5,230	23,847	24,935
Certain items(1)	13,846	7,441	154,344	58,361
Interest component of certain items(1)	—	—	—	(4,445)
Adjusted EBITDA(2)(6)	$56,653	$59,889	$247,007	$262,055

Adjusted Net Service Revenue Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2023	2022	2023	2022
Net service revenue	$570,788	$562,064	$2,236,382	$2,223,199
Add:
Certain items(1)	—	—	—	9,305
Adjusted net service revenue(3)(6)	$570,788	$562,064	$2,236,382	$2,232,504

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2023	2022	2023	2022
Net income (loss) attributable to Amedisys, Inc.	$19,322	$31,717	$(9,747)	$118,609
Add:
Certain items(1)	11,500	6,251	150,384	44,838
Adjusted net income attributable to Amedisys, Inc.(4)(6)	$30,822	$37,968	$140,637	$163,447

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2023	2022	2023	2022
Net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share	$0.59	$0.97	$(0.30)	$3.63
Add:
Certain items(1)	0.35	0.19	4.60	1.37
Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share(5)(6)	$0.94	$1.16	$4.30	$5.01

(1) The following details the certain items for the three-month periods and years ended December 31, 2023 and 2022:

Certain Items:

	For the Three-Month Period Ended December 31, 2023	For the Year Ended December 31, 2023
	(Income) Expense	(Income) Expense
Certain Items Impacting Cost of Service, Inclusive of Depreciation:
Clinical optimization and reorganization costs	199	595
Certain Items Impacting General and Administrative Expenses:
Acquisition and integration costs	180	3,286
CEO transition	661	5,940
Merger-related expenses	11,521	36,672
Clinical optimization and reorganization costs	1,819	6,022
Personal care divestiture	—	525
Certain Items Impacting Total Other Income (Expense):
Other (income) expense, net*	(534)	101,304
Total	$13,846	$154,344
Net of tax	$11,500	$150,384
Diluted EPS	$0.35	$4.60
*Includes $106,000 merger termination fee for the year ended December 31, 2023

	For the Three-Month Period Ended December 31, 2022	For the Year Ended December 31, 2022
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$—	$9,305
Certain Items Impacting Cost of Service:
COVID-19 costs	1,510	8,747
Clinical optimization and reorganization costs	33	1,382
Fuel supplement	261	3,576
Integration costs	—	1,712
Certain Items Impacting General and Administrative Expenses:
Acquisition and integration costs	1,443	11,298
COVID-19 costs	107	503
CEO transition	—	3,500
Severance	993	993
Legal fees - non-routine	—	241
Clinical optimization and reorganization costs	2,247	5,792
Legal settlement	—	(1,058)
Fuel supplement	33	251
Investment impairment	—	3,009
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	—	4,445
Other expense, net	814	4,665
Total	$7,441	$58,361
Net of tax	$6,251	$44,838
Diluted EPS	$0.19	$1.37

(2)    Adjusted EBITDA is defined as net income (loss) attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items as described in footnote 1.
(3) Adjusted net service revenue is defined as net service revenue excluding certain items as described in footnote 1.
(4)    Adjusted net income attributable to Amedisys, Inc. is defined as net income (loss) attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(5)    Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income (loss) per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.
(6)    Adjusted EBITDA, adjusted net service revenue, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.